Exhibit 1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated:  October 8, 2009

KKR JET STREAM LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Vice President

KKR 2006 FUND (OVERSEAS), LIMITED PARTNERSHIP

By:	KKR Associates 2006 (Overseas), Limited Partnership
its general partner

By:	KKR 2006 Limited
its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR ASSOCIATES 2006 (OVERSEAS), LIMITED PARTNERSHIP

By:	KKR 2006 Limited
its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR 2006 LIMITED

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR FUND HOLDINGS L.P.

By:		KKR Fund Holdings GP Limited
its general partner

	By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR FUND HOLDINGS GP LIMITED

By:		/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR GROUP HOLDINGS L.P.

By:		KKR Group Limited
its general partner

	By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR GROUP LIMITED

By:		/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR & CO. L.P.

By:		KKR Management LLC
its general partner

By:		/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Designated Member

By:		/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for George R. Roberts, Designated Member

KKR MANAGEMENT LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Designated Member

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for George R. Roberts, Designated Member

HENRY R. KRAVIS

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact